Inventories	12 Months Ended
Dec. 31, 2017
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Inventories

NOTE 12—INVENTORIES

Inventories increased by 20 million euros compared to December 31, 2016 and consisted of the following:

	As of December 31,
	2017	2016
	(millions of euros)
Raw materials and supplies	1	1
Work in progress and semi-finished products	3	3
Finished goods	286	266

Total	290	270

Inventories mainly consist of equipment, handsets and relative fixed and mobile telecommunications accessories, as well as office products, special printers and gaming terminals.

Inventories consisted of 259 million euros for the Domestic Business Unit (226 million euros at December 31, 2016) and 31 million euros for the Brazil Business Unit (42 million euros at December 31, 2016).

Inventories are net of a provision for loss of 13 million euros (27 million euros at December  31, 2016) and their reduction is due to the uses made by Olivetti.